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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2000

                               TBM HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Florida                         0-18707                        59-282441
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 (State or Other Jurisdiction             (Commission                    (IRS Employer
       of Incorporation)                  File Number)                Identification No.)

136 Main Street, Westport, Connecticut                                        06880
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(Address of Principal Executive Office)                                     (Zip Code)

Registrant's telephone number, including area code                        (203) 227-6140
                                                                          --------------
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS.

           On February 4, 2000, the Agreement and Plan of Merger (the "Merger
Agreement") dated January 12, 2000, by and among TBM Holdings, Inc. (the
"Company"), TBM Acquisition I, Inc., a wholly owned subsidiary of the Company
(the "Merger Sub"), Long Reach Holdings, Inc. ("LRH") and certain shareholders of LRH, was amended and restated in its entirety (the "Amended Merger
Agreement"). The Merger Agreement provides that the Merger Sub will acquire LRH by means of a merger of LRH with and into the Merger Sub, with the Merger Sub being the surviving corporation.

           The Merger Agreement was amended and restated to amend the consideration that will be paid to certain shareholders, warrant holders, option holders and subordinated noteholders of LRH (the "Stakeholders"), to consist of
(i) LRH's transfer of certain real property located in Little Rock, Arkansas to an affiliate of the shareholders at closing, (ii) the payment of $1,500,000 to the Stakeholders, (iii) the assumption of existing Subordinated Notes with a face amount of $3,000,000 and (iv) the issuance of 500,000 unregistered shares of Common Stock of the Company, $.001 par value ("Common Stock") at $6.00 per share. The option granted to the Stakeholders to purchase up to 500,000 shares of Common Stock at $5.00 per share has been eliminated. In addition, the Amended
Merger Agreement provides that the Company will issue new Contingent
Subordinated Notes to the Stakeholders in an aggregate amount not to exceed
$2,000,000 in the event certain net sales targets are achieved in calendar year
2000. The Subordinated Notes and, if issued, the Contingent Notes, will be guaranteed by the Company.

           The Company has completed its due diligence investigation of LRH. The
Merger remains subject to the approval of LRH shareholders, the assumption or refinancing of senior debt by dates specified in the Amended Merger Agreement, as well as other customary closing conditions.

           The above description of the Amended Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Amended Merger Agreement, which is attached hereto as Exhibit
99.1 and is incorporated by reference.

           This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving the Merger Sub and LRH as scheduled, if at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the Merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about the Company and risks arising when investing in the Company, investors are directed to the Company's most recent reports on Form 10-KSB and most recent reports on Form 10-QSB as filed with the Securities and Exchange Commission.

           This Current Report on Form 8-K is qualified in its entirety by the Amended Merger Agreement filed as Exhibit 99.1 and incorporated by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)         None.
           (b)         None.
           (c)         Exhibits.


Exhibit No.                  Description
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
    99.1              Amended and Restated Agreement and Plan of Merger, dated
                      February 4, 2000, among TBM Holdings, Inc., TBM
                      Acquisition I, Inc., Long Reach Holdings, Inc. and certain shareholders of Long Reach Holdings, Inc. Pursuant to Item
                      601(b)(2) of Regulation S-K, the Company agrees to furnish supplementary copies of any omitted schedule to the
                      Securities and Exchange Commission upon request.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TBM HOLDINGS, INC.

                                                  By: /s/ William A. Schwartz
                                                      -------------------------
                                                          William A. Schwartz
                                                          President

Dated:  February 14, 2000


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